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                                                                  EXHIBIT 10.61


                               ASSIGNMENT OF LEASE
                            AND ASSUMPTION AGREEMENT
                                       AND
                              ESTOPPEL CERTIFICATE


         THIS ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT (the "Assignment") is made as of October 6, 1997, by and between VCY AMERICA, INC., a non-stock, not-for-profit Wisconsin corporation ("VCY"), and PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation ("Paxson") (as successor by assignment to Paxson Communications of Green Bay-14, Inc., a Florida corporation).

         WHEREAS, VCY and Paxson have entered into an Asset Purchase Agreement dated as of April 30, 1997, as amended (the "Purchase Agreement"), pursuant to which VCY has agreed to sell to Paxson, and Paxson has agreed to purchase from VCY, substantially all of the assets used or useful in the business and operations of television station WSCO(TV), Suring, Wisconsin (the "Station").

         NOW, THEREFORE, for valuable consideration paid to VCY, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual covenants and agreements contained in the Purchase Agreement, VCY does hereby sell, transfer, and deliver to Paxson, its successors and assigns all of VCY's right, title and interest in and to the lease listed on Exhibit A hereto (the "Lease"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges, or encumbrances of any nature whatsoever, and on the terms specified in the Estoppel Certificate executed by Tom Winter as of October 3, 1997, a copy of which is attached hereto.

         Paxson hereby accepts assignment of the Lease and agrees to assume and undertake to pay, discharge, and perform all obligations and liabilities of VCY under the Lease insofar as it relates to the time on and after the date hereof, and arise out of events related to Paxson's operation of the Station on or after the date hereof.

         This assignment and assumption is in accordance with and is subject to all of the representations, warranties, and covenants set forth in the Purchase Agreement. All representations, warranties, and covenants set forth in the Purchase Agreement shall survive the delivery of this Agreement of Lease and Assumption Agreement (subject to the terms and conditions of the Purchase Agreement).

         This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         Capitalized terms used but not defined herein shall have the same meanings as set forth in the Purchase Agreement.


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         IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first written above.


                                           VCY AMERICA, INC.



                                           By: /s/ Vic Eliason
                                               --------------------------------
                                               Name: Vic Eliason
                                               Title: Vice President

                                           PAXSON COMMUNICATIONS CORPORATION



                                           By: /s/  William L. Watson
                                               --------------------------------
                                               Name: William L. Watson
                                               Title: Assistant Secretary


                              ESTOPPEL CERTIFICATE

         NOW COMES Tom Winter ("Winter") of N4135 Hwy. 32, Krakow, WI 54137 and represents that he is the owner of premises known as N4251 Hwy. 32, Angelica, WI, that he has entered into a valid and binding agreement with VCY America Inc., a non-stock, not for profit Wisconsin corporation ("VCY"), to lease said property pursuant to a lease agreement dated 1/1/97, a copy of which is attached hereto (the "Lease"), and that he agrees to the assignment of VCY's interest as a lessee to Paxson Communications Corporation, pursuant to paragraph seven of said Lease. The specific parcel to be leased has the following legal description.

         That part of the SW 1/4 and the SE 1/4 of Section 12,
         Township 26 North, of Range 18 East, in Shawano County, Wisconsin, bounded and described as follows: Commencing at the South 1/4 corner of the said Section 12; thence N 03(degree)04'29" W along the 1/4 line 388.87 feet to the place of beginning thence continue on the same line 930.00 feet to the one-sixteenth corner; thence S 87(degree)17'22" E along the one-sixteenth line 2536.03 feet to the west line of STH 32; thence S 02(degree)07'42" E along the said east line
         30.11 feet; thence N 87(degree)17'22" W 1685.53 feet; thence
         S 03(degree)04'29" E 899.85 feet; thence N 87(degree)17'22" W
         850.00 feet to the place of beginning. Containing 19.216 acres.

         The Lease is in full force and effect and is enforceable in accordance with its terms. The Lease constitutes the entire agreement between the parties and there are no amendments or modifications thereto. There are no defaults by any party under the Lease.

         Winter further agrees not to do or permit anything which would encumber said property prior to the time of assignment of said lease. Winter acknowledges and understands that this



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Certificate is being given as part of a transaction wherein Paxson
Communications Corporation intends to purchase television station WSCO-TV from VCY America, Inc., and that Paxson Communications Corporation will reasonably relying on the representations made by Winter herein.

         Winter agrees with Paxson Communications Corporation to enter into an amendment to the Lease in recordable form incorporating the legal description of the leased premises set forth herein. The Lease shall be hereby amended to incorporate said legal description, and shall further be amended to provide for lease payments from Paxson Communications Corporation of $11,000.00.

         Winter further agrees to the provisions of the attached Rider, which is hereby incorporated by reference.

         Dated this 3rd day of October, 1997.




                                                   /s/ Tom Winter
                                                   ---------------------------
                                                   Tom Winter




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